Exhibit 10.10

EXECUTION VERSION

SEPARATION AND GENERAL RELEASE AGREEMENT

In connection with my termination of employment, I, Curtis S. Shaw, enter into this Separation and General Release Agreement (the “General Release”) on October 3, 2014, which shall govern my separation from the Styron US Holding, Inc. f/k/a Bain Capital Everest US Holding, Inc. (the “Company”).

1. Termination of Employment. My employment with the Company shall terminate effective January 1, 2015 (“Planned Separation”), and neither I nor the Company may terminate my employment prior to such date. Terms used herein but not otherwise defined shall have the meanings given to them in my Employment Agreement, dated July 1, 2010, as amended to date (the “Agreement”).

2. Resignation from all Positions. In accordance with Section 9 of the Agreement, I shall execute any necessary documents as requested by the Company to effect my resignation from any position as an officer, director or fiduciary of the Company, Parent and any Affiliate, effective as of the Planned Separation.

3. Separation Pay and Benefits. Subject to me not resigning prior to the Planned Separation, complying with my duties (including providing appropriate transitional assistance) until my Planned Separation and this General Release (including the First Release and Subsequent Release, as such terms are defined in paragraph 6 below) becoming effective and irrevocable, I will be entitled to (a) the severance benefits set forth in Section 8(d) of the Agreement (subject to the terms thereof), (b) the equity treatment set forth in paragraph 4 of this General Release and (c) payment of $84,333 as set forth in paragraph 5 of this General Release. For purposes of Section 8(d)(ii) of the Agreement, I agree that the “Severance Amount” equals $1,378,125. Further, I acknowledge that my First Release and Subsequent Release (as defined in paragraph 6) must both become effective and irrevocable to satisfy the release requirement set forth in Section 10 of the Agreement.

4. Equity. I will not be required to repay any portion of the amount previously distributed in respect of the redemption of my Class G Ordinary Shares issued by Parent pursuant to the Amended and Restated Executive Subscription and Securityholder’s Agreement (including pursuant to any other predecessor agreement), dated as of February 3, 2011 (as amended, restated, modified or supplemented, the “Subscription Agreement”). Parent hereby elects to repurchase, and I hereby agree to sell, such amount of my Class H, I, J, K and L Ordinary Shares issued by Parent pursuant to the Subscription Agreement (the “Incentive Repurchased Securities”) as are listed under the column labeled “Incentive Repurchased Securities” on Schedule I attached hereto for an amount equal to the lower of their Fair Market Value or their Original Cost, as defined in and in accordance with the Subscription Agreement (the “Incentive Repurchase Price”), which amount is $116.15, in the aggregate. The closing of such repurchase shall occur promptly after my Planned Separation and I hereby agree to execute any further documentation necessary to execute such repurchase. I acknowledge and agree that this paragraph 4 shall operate as a “Call Option Exercise Notice” (as defined in the Subscription Agreement) with respect to such Incentive Repurchased Securities and, contingent upon payment of the Incentive Repurchase Price, I hereby waive any claim related to the grant, holding or

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repurchase of such Incentive Repurchased Securities. The closing of such repurchase shall take place within sixty (60) days of the Planned Separation. I acknowledge and agree that I remain bound by, and subject to, any all covenants, agreements and other provisions of the Subscription Agreement. Parent agrees that I shall retain the amounts of my Co-Invest and Incentive Securities as are listed under the column labeled “Retained Securities” on Schedule I attached hereto, that such securities are fully vested, that they will not be repurchased by Parent or its Affiliates.

5. Payment in Respect of February 2011 Dividend. Within fifteen days of the Subsequent Release becoming effective and irrevocable, Parent will pay me, or will cause me to be paid, $84,333 in respect of the Catch up Amount attributable to the Performance Vesting G Share Amount (each, as defined in the Subscription Agreement). The remainder of such Catch up Amount will be forfeited by me and permanently retained by Parent.

6. Release. I, Curtis S. Shaw, in consideration of and subject to the performance by each of the the Company and Parent of its obligations under the Agreement and this General Release, do hereby release and forever discharge as of the date hereof (the “First Release”), and then again as of my last day of employment (the “Subsequent Release”), the Company, Parent and their respective Affiliates and all present, former and future directors, officers, employees, successors and assigns of the Company and its Affiliates and direct or indirect owners (collectively, the “Released Parties”) to the extent provided below. The Released Parties arc intended third-party beneficiaries of this General Release, and this General Release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder.

(a) I understand that any payments or benefits paid or granted to me under Section 8 of the Agreement beyond the Accrued Benefits represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled. I understand and agree that I will not receive the payments and benefits specified in Section 8 of the Agreement beyond the Accrued Benefits or the benefits described in paragraphs 4 or 5 above unless I execute the First Release and Subsequent Release and do not revoke the First Release or Subsequent Release within the time period permitted. Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or its affiliates.

(b) Except as provided in sub-clauses 6(d) and 6(e) below and except for the provisions of the Agreement which expressly survive the termination of my employment with the Company, I knowingly and voluntarily (for myself, my heirs, executors, administrators and assigns) release and forever discharge the Company and the other Released Parties from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys’ fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may

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have, which arise out of or are connected with my employment with, or my separation or termination from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Company; or any claim for wrongful discharge, breach of contract, infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters) (all of the foregoing collectively referred to herein as the “Claims”).

(c) I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by sub-clause 6(b) above.

(d) I agree that this General Release does not waive or release any rights or claims that I may have which arise after the date I execute this General Release, including, without limitation, Claims under the Age Discrimination in Employment Act of 1967. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

(e) I agree that I hereby waive all rights to sue or obtain equitable, remedial or punitive relief from any or all Released Parties of any kind whatsoever in respect of any Claim, including, without limitation, reinstatement, back pay, front pay, and any form of injunctive relief. Notwithstanding the above, I further acknowledge that I am not waiving and am not being required to waive any right that cannot be waived under law, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however, that I disclaim and waive any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding. Additionally, I am not waiving any right to the Accrued Benefits or claims for indemnity or contribution.

(f) In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state or local statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to

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the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against the Company, or in the event I should seek to recover against the Company in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims to the maximum extent permitted by law. I further agree that I am not aware of any pending claim of the type described in paragraph 6(b) as of the execution of this General Release.

(g) I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

(h) I agree that if I violate this General Release by suing the Company or the other Released Parties, I will pay all costs and expenses of defending against the suit incurred by the Released Parties, including reasonable attorneys’ fees.

(i) Any non-disclosure provision in this General Release does not prohibit or restrict me (or my attorney) from responding to any inquiry about this General Release or its underlying facts and circumstances by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA), any other self-regulatory organization or any governmental entity.

(j) I hereby acknowledge that the Agreement (as modified pursuant to this General Release) shall survive my First Release and that Sections 8 - 13 (inclusive), 15, 17, 18, 19, 21, 22, 25 and 26 of the Agreement shall survive my Subsequent Release.

(k) I represent that I am not aware of any claim by me other than the claims that are released by this General Release. I acknowledge that I may hereafter discover claims or facts in addition to or different than those which I now know or believe to exist with respect to the subject matter of the release set forth in paragraph 6(b) above and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and my decision to enter into it.

(l) Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement after the date hereof.

(m) Whenever possible, each provision of this General Release shall be interpreted in, such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

1.	I HAVE READ IT CAREFULLY;

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2.	I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

3.	I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

4.	I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

5.	I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE TO CONSIDER IT AND THE CHANGES MADE SINCE MY RECEIPT OF THIS RELEASE ARE NOT MATERIAL OR WERE MADE AT MY REQUEST AND WILL NOT RESTART THE REQUIRED 21 DAY PERIOD;

6.	I UNDERSTAND THAT TO RECEIVE THE PAYMENTS AND BENEFITS SET FORTH HEREIN, I MUST EXECUTE THIS RELEASE WITHIN 21 DAYS FROM THE DATE HEREOF AND THAT I MUST EXECUTE THIS RELEASE AGAIN NO EARLIER THAN MY LAST DAY OF EMPLOYMENT AND NO LATER THAN SEVEN DAYS FOLLOWING MY LAST DAY OF EMPLOYMENT;

7.	I HAVE SEVEN (7) DAYS AFTER MY FIRST EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT SUCH FIRST RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL SUCH REVOCATION PERIOD HAS EXPIRED;

8.	I UNDERSTAND THAT I HAVE SEVEN (7) DAYS AFTER MY SUBSEQUENT EXECUTION OF THIS RELEASE AND THAT THE SUBSEQUENT RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL SUCH REVOCATION PERIOD HAS EXPIRED;

9.	I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

10.	I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

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11.	THE COMPANY AND/OR PARENT MAY WITHHOLD FROM ANY AND ALL AMOUNTS PAYABLE UNDER THIS GENERAL RELEASE OR OTHERWISE SUCH FEDERAL, STATE AND LOCAL TAXES AS MAY BE REQUIRED TO BE WITHHELD PURSUANT TO ANY APPLICABLE LAW OR REGULATION.

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as set forth below:

STYRON US HOLDING, INC.

By:

Name:	Christopher Pappas

Title:	MANAGER

Dated:	OCTOBER 8, 2014

BAIN CAPITAL EVEREST MANAGER HOLDING SCA

By:

Name:

Title:

Dated:

EXECUTIVE

Curtis S. Shaw
Dated:

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as set forth below:

STYRON US HOLDING, INC.

By:

Name:

Title:

Dated:

BAIN CAPITAL EVEREST MANAGER HOLDING SCA

By:

Name:	Seth Meisel

Title:	MANAGER

Dated:

EXECUTIVE

Curtis S. Shaw
Dated:

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as set forth below:

STYRON US HOLDING, INC.

By:

Name:

Title:

Dated:

BAIN CAPITAL EVEREST MANAGER HOLDING SCA

By:

Name:

Title:

Dated:

EXECUTIVE

Curtis S. Shaw
Dated:	10/3/14

EXECUTION VERSION

SUBSEQUENT RELEASE AS OF SEPARATION

EXECUTIVE

Curtis S. Shaw
Dated:

SCHEDULE I

Share Class	Total Shares as of the Date Hereof	Incentive Repurchased Securities	Consideration for Incentive Repurchased Shares	Retained Securities
Class B Ordinary Shares	500	N/A	N/A	500
Class C Ordinary Shares	500	N/A	N/A	500
Class D Ordinary Shares	500	N/A	N/A	500
Class E Ordinary Shares	500	N/A	N/A	500
Class F Ordinary Shares	500	N/A	N/A	500
Class H Ordinary Shares	6,197	2,582	$23.23	3,615
Class I Ordinary Shares	6,196	2,582	$23.23	3,614
Class J Ordinary Shares	6,197	2,582	$23.23	3,615
Class K Ordinary Shares	6,197	2,582	$23.23	3,615
Class L Ordinary Shares	6,197	2,582	$23.23	3,615
	Aggregate Consideration:		$116.15

Curtis Shaw holds no Preferred Equity Certificates.

SCHEDULE I - 1